                                                                EXHIBIT 10.14(a)

                        LEASE CANCELLATION, TERMINATION,
                              AND RELEASE AGREEMENT
                                  ("AGREEMENT")

         This Agreement is entered into as of June 23, 2003 ("Reference Date"), by and between the undersigned TENANT-IN-COMMON OWNERS ("Landlord") and BSQUARE CORPORATION, A WASHINGTON CORPORATION ("Tenant"), with reference to the following recitals and matters set forth hereinafter, as follows:

                                    RECITALS:

         A. WHEREAS, the Premises are currently leased to Tenant pursuant to that certain "Single-Tenant Commercial Space Lease (NNN)" as of December 1, 2000 ("Lease" or "Master Lease"), and consists of an approximately 20,000 square foot free-standing building commonly known by the street address of 255 San Geronimo Way, Sunnyvale, California (the "Premises").

         B. WHEREAS, the Premises is currently subleased ("Sublet Premises") to SUNEXT DESIGN, INC., A CALIFORNIA CORPORATION ("Sublessee") pursuant to that certain "Sublease Agreement" dated as of May _____, 2003 ("Sublease").

         C. WHEREAS, the term of the Sublease is scheduled to expire on November 30, 2005, as to the Sublet Premises, and the term of the Lease as to the Premises is also scheduled to expire on November 30, 2005.

         D. WHEREAS, Tenant has delivered a cash deposit of $105,000.00 to Landlord and a letter of credit ("Letter of Credit") in the amount of $592,800.00 (collectively "Security Deposit") pursuant to the provisions of Sections 1.8 and 3.6 of the Lease in the total amount of $697,800.00.

         E. WHEREAS, Tenant has requested, and Landlord and Tenant are agreeable to, a termination of the Lease and a mutual release upon the terms and conditions set forth hereinafter.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants, recitals, and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce each other to enter into this Agreement, Tenant and Landlord agree and covenant as follows:

         1. RECITALS INCORPORATED. The foregoing recitals are incorporated herein by reference as though set forth at length.

         2. LEASE TERMINATION. Effective as of 11:59 p.m. on June 30, 2003 ("Lease Termination Date"), this Agreement terminates all of Tenant's obligations under the Lease, including, without limitations, the obligations to pay rent, utilities, real property taxes, real property insurance, and other expenses due or to become due under the Lease .

         3. TENANT'S LEASE TERMINATION CONSIDERATION. As consideration for termination of the Lease by Landlord, Tenant agrees to provide, pay and deliver to Landlord and to do the following enumerated items on or prior to the Lease Termination Date.

                  a) Tenant agrees to pay to Landlord the sum of $697,800.00 ("Lease Termination Payout") to be paid on the Lease Termination Date. The parties acknowledge that pursuant to
                  Section 1.8 and 3.6 of the Lease that Tenant has delivered to Landlord a cash deposit of $105,000.00 and a Letter of Credit of $592,800.00. Effective as of the Lease Termination Date, Tenant directs Landlord to apply such sum against the Lease Termination Payout due Landlord set forth above. Tenant agrees and acknowledges that no part of the Security Deposit shall be restored to Tenant.

                  b) On or prior to the Lease Termination Date, Tenant shall inform Sublessee in writing that the Sublease has been or will be assigned to Landlord as of July 1, 2003, and that from that date forward, for the duration of the Sublease, Sublessee shall make all payments due under the Sublease to Tenant to Landlord. Tenant hereby assigns all right, title and interest in the Sublease to Landlord (a copy of the Sublease is attached hereto as EXHIBIT A) which assignment of Sublease shall become effective at 12:01 a.m. on July 1, 2003. Tenant shall remain responsible for all of its obligations to Sublessee under the Sublease incurred prior to and through the Lease Termination Date.

                  c) Tenant hereby agrees to issue and deliver to Landlord on the Lease Termination Date, a warrant ("Warrant") to purchase 400,000 shares of common stock of Tenant, or its successor, pursuant to, and in accordance with the terms of, a warrant agreement in the precise form as that attached hereto as EXHIBIT B ("Warrant Agreement").

                  d) Tenant shall assign to Landlord on the Lease Termination Date, all of Tenant's right, title and interest in Sublessee's $45,000.00 non-revocable letter of credit ("Sublease LOC") referred to in paragraph 7 of the Sublease and agrees to do those things necessary, if any (but without taking on any liability), to assist Sublessee and the issuer of such Sublease LOC in the transfer thereof to Landlord. Tenant shall also transfer to Landlord any prepaid base rent received by Tenant from Sublessee.

         4. CONDITION OF PREMISES. Landlord accepts delivery by Tenant of the Premises in their "AS IS" Condition, "WITH ALL FAULTS," as of the Lease Termination Date.

         5. LANDLORD'S LEASE TERMINATION CONSIDERATION. As consideration for termination of the Lease by Tenant and other considerations of Tenant as set forth in paragraphs 3 and 4, Landlord agrees as follows:

                  a) Landlord agrees to accept an early termination of the Lease.

                  b) Landlord agrees to assume all obligations and duties under the Sublease for matters occurring and performance required by Sublessor thereunder as of 12:01 a.m. on July 1, 2003 and thereafter.

         6. FULL SATISFACTION OF CLAIMS. Subject to all of the terms hereof, Landlord and Tenant hereby agree that the payments required under the Agreement and the performance of other obligations of Tenant set forth above by Tenant to Landlord, will be in full and final accord and satisfaction of all liabilities owed by Tenant to Landlord.

         7. RELEASE. Effective as of the Lease Termination Date, Landlord hereby releases and discharges Tenant and its affiliates and past, present and future officers, directors, shareholders, employees, agents, successors and assigns (collectively, the "Tenant Parties") from all manner of action, cause and causes of action, suits, debts, sums of money, accounts, covenants, controversies, agreements, promises, damages, judgments, executions, costs, expenses, rights, claims or demands whatsoever, at law or in equity, existing at the date thereof, at any time before the date thereof, or thereafter arising, both anticipated and unanticipated, known and unknown, contingent and non-contingent, liquidated and non-liquidated, that Landlord has had, now has, then has or may in the future have against Tenant or any of the Tenant Parties by reason of any cause or thing, arising or to arise, out of the lease of the Premises and any and all agreements or other arrangements, written or oral, with respect to the relationship between Tenant and Landlord, other than the provisions of this Agreement.

         8. WAIVER. Subject to all of the terms hereof, Landlord hereby irrevocably waives its rights under any applicable statute, rule, regulation, legal principle or legal doctrine that provides that a general release does not extend to claims which a releasing party does not know or suspect to exist in its favor at the time of executing such release, which if known by the releasing party would have materially affected its settlement with the released party, including, without limiting the generality of the foregoing, the provisions of
Section 1542 of the California Civil Code, to the extent deemed applicable, which provides as follows:

                  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

INITIALS OF EACH LANDLORD PARTY:                       INITIALS OF TENANT

_________________________________________              _________________________
  ON BEHALF OF ONE SOUTH PARK INVESTORS

_________________________________________
  ON BEHALF OF PAUL ENTERPRISES

_________________________________________
  ON BEHALF OF FKLM

         9. DEFAULTS. In the event that Tenant shall fail to fully or timely pay and perform any of its obligations under this Agreement, Landlord shall be entitled to immediately proceed to enforce its rights and remedies under this Agreement, including, without limitation, the right to immediately pursue all other rights and remedies that Landlord may have at law and in equity under this Agreement.

         10. ACKNOWLEDGMENTS. In executing this Agreement, each party hereto acknowledges that it has consulted with and received the advice and counsel of attorneys or has elected not to seek such advice and that the parties have executed this Agreement after independent investigation and without fraud, duress, or undue influence.

         11. REPRESENTATIONS. Landlord represents, warrants, and covenants to Tenant that no person or entity other than the parties signing this Agreement as "Landlord" has any right, title, or interest in the Lease. Each of the parties to this Agreement hereby represents, warrants and covenants that (i) it has the full and unrestricted right, power, capacity and authority to enter into, deliver, execute and perform its respective obligations under this Agreement; and (ii) this Agreement is a valid and binding obligation of each party, enforceable against each party in accordance with its terms. Each person executing this Agreement represents and warrants that no further consents or approvals are required for the entities on whose behalf they have signed or agreed to enter into, deliver, execute and perform their respective obligations under this Agreement.

         12. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties concerning the subject matter hereof. No modification or waiver of rights under this Agreement shall be effective unless it is in writing and signed by the parties hereto.

         13. FURTHER ASSURANCES. Each of the parties to this Agreement, without further consideration, shall execute and deliver such other documents and take such other action as may be reasonably requested by the other party hereto to consummate more effectively the intent of the parties as relates to the subject matter of this Agreement.

         14. GOVERNING LAW AND SEVERABILITY. This Agreement is made and entered into in the State of California and shall in all respects be interpreted, enforced and governed under California law. If any provision of this Agreement is deemed invalid, then the remaining provisions will continue in full force and effect, and will be construed as if the invalid provision had not been a part of this Agreement. Any action brought to interpret or enforce this Agreement shall be filed in a Court of competent jurisdiction in Santa Clara County, California.

          15. ATTORNEY'S FEES. If either party to this Agreement shall commence any action or legal proceeding against the other with respect to the interpretation or enforcement of any term or condition herein, the prevailing party shall be entitled to recover as a part of such action or proceeding, or in a separate action for that purpose, reasonable attorneys' fees, court costs, and all reasonable expenses associated therewith. "Prevailing party" as used in this paragraph includes, without limitation, a party who dismisses an action for recovery hereunder in exchange for sums allegedly due, performance of provisions allegedly breached or other relief sought in the action.

         16. ASSIGNMENTS. Each party hereto represents to the other that it has not assigned or otherwise transferred any right, title and/or interest in the Lease or the Premises to any person or entity other than Sublessee, and that no other person or entity has any interest whatsoever therein except Landlord. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors, legal representatives, and permitted assigns.

         17. COSTS. The parties hereto shall each bear their own costs, attorneys' fees, and other fees incurred in connection with preparation and performance of this Agreement.

         18. VOLUNTARY EXECUTION OF AGREEMENT. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the parties hereto. The parties acknowledge that (a) they have read this Agreement; (b) they understand the terms and consequences of this Agreement; and
(c) they are fully aware of the legal and binding effect of this Agreement.

         19. EXECUTION. This Agreement is effective only when it has been executed in writing by Landlord and Tenant.

         20. EXHIBITS. The following Exhibits to this Agreement are hereby incorporated herein and by this reference made a part hereof:

             EXHIBIT A                 SUBLEASE AGREEMENT
             EXHIBIT B                 WARRANT AGREEMENT

         21. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. Furthermore, this Agreement may be executed and delivered by the exchange of electronic facsimile copies of counterparts of the signed documents, which facsimile copies or counterparts shall be binding on the parties and such execution and delivery shall have the same force and effect as any other delivery of a manually signed original of this Agreement.

         22. CAPTIONS. The captions contained in this Agreement are for the convenience of the parties hereto and shall not be deemed or construed as in any way limiting or extending the language of the provisions to which such captions refer.

         23. EFFECTIVE DATE. This Agreement shall be effective only when it has been executed in writing by all of the parties hereto, when such Agreement has been delivered by Landlord and Tenant to each other and on such date when the last signatory necessary to execute this Agreement shall have executed it.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

LANDLORD:                           TENANT:

ONE SOUTH PARK INVESTORS,           BSQUARE CORPORATION, A WASHINGTON
A CALIFORNIA CORPORATION            CORPORATION

By: ________________________        By:
Print Name: ________________        Print Name:
Its: _______________________        Its:

Dated: __________, 2003             Dated: __________, 2003

PAUL ENTERPRISES, A CALIFORNIA
GENERAL PARTNERSHIP

By: ________________________
Print Name: ________________
Its:
Dated: _____________, 2003

FKLM, A CALIFORNIA GENERAL PARTNERSHIP

By: ________________________
Print Name: ________________
Its:
Dated: _____________, 2003

                                   EXHIBIT "A"

                             (SEE ATTACHED SUBLEASE)

                                   EXHIBIT "B"

                                 FORM OF WARRANT

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES FILED UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES AND BLUE SKY LAWS RELATING TO THE DISPOSITION OF SECURITIES, PROVIDED THAT AN OPINION OF COUNSEL TO SUCH EFFECT IS PROVIDED TO THE COMPANY IN CONNECTION THEREWITH.

No.__

                               BSQUARE CORPORATION
                        WARRANT TO PURCHASE COMMON STOCK

         This certifies that, for value received, ___________________, or its permitted and registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from Bsquare Corporation, a Washington corporation (the "Company"), 400,000 shares of the Company's common stock (such shares referred to herein as the "Common Stock"), upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below.

         1. TERM OF WARRANT. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, at any time after all or such portion of it shall have vested as provided in Section 3 below and thereafter until 5:00 p.m. Pacific Time on June 30, 2008.

         2. EXERCISE PRICE. The Exercise Price at which this Warrant may be exercised shall be $_____ per share [120% of the average closing price of the Company's Common Stock over the 20 trading days ending immediately prior to June 30, 2003 (this bracketed note will be deleted when number can be calculated and inserted into the document)], as adjusted from time to time pursuant to Section 11 hereof.

         3. EXERCISE OF WARRANT. This Warrant shall be exercisable by Holder in whole or in part, at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise attached hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment of the purchase price of the shares to be purchased in cash or by check acceptable to the Company. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within 10 days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant has not been exercised.

         4. NO FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

         5. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

         6. RIGHTS OF SHAREHOLDERS. Subject to Sections 9 and 11 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

         7.       TRANSFER OF WARRANT.

                  (a) The Company will maintain a register (the "Warrant Register") containing the names and addresses of each Holder. Any Holder may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

                  (b) The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

                  (c) This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form attached hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

                  (d) On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

                  (e)      (1)      The Holder of this Warrant, by acceptance
hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

                           (2)      This Warrant and all shares of Common Stock
issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the form contained in the first paragraph of this Warrant, in addition to any legend required by state securities laws.

                           (3)      The Holder is an "accredited investor," as
such term is defined under the Act.

         8. RESERVATION OF STOCK. The Company covenants that until such time as this Warrant is fully exercised or has expired, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

         9.       NOTICES.

                  (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Secretary setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

                  (b)      In case:

                           (1)      the Company shall take a record of the
holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                           (2)      of any capital reorganization of the
Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

                           (3)      of any voluntary dissolution, liquidation or
winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 5 days prior to the date therein specified.

                  (c) All such notices and communications shall be deemed to have been received (1) in the case of personal delivery, on the date of such delivery and (2) in the case of mailing, on the third business day following the date of such mailing.

         10.      AMENDMENTS.

                  (a) Any term of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this Section 10 shall be binding upon each each future holder of this Warrant and the Company.

                  (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         11. ADJUSTMENTS. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

                  (a) If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (1) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (2) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (3) a sale or transfer of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 11. The foregoing provisions of this Section 11 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                  (b) If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this
Section 11.

                  (c) If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

                  (d) Upon the occurrence of each adjustment or readjustment pursuant to this Section 11, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (1) such adjustments and readjustments; (2) the Exercise Price at the time in effect; and (3) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

         14. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Washington, excluding that body of law relating to conflict of laws.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  June 30, 2003.

                                                     BSQUARE CORPORATION

                                                     By: _______________________

                                                     Its: ______________________

                               NOTICE OF EXERCISE

To:  Bsquare Corporation

         (1) The undersigned hereby elects to purchase shares of Common Stock of Bsquare Corporation. pursuant to the provisions of Section 3 of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

         (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                                                 _______________________________
                                                            (Name)

                                                 _______________________________
                                                            (Name)

         (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

                                                 _______________________________
                                                            (Name)

_______________________________                  _______________________________
(Date)                                           (Signature)

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

NAME OF ASSIGNEE                      ADDRESS                      NO. OF SHARES





and does hereby irrevocably constitute and appoint as my Attorney-in-fact _______________________ , to make such transfer on the books of Bsquare Corporation., maintained for the purpose, with full power of substitution in the premises.

         The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

                                                   _____________________________
                                                              (Name)

_________________________                          _____________________________
(Date)                                             (Signature)